SUBSCRIPTION AGREEMENT

VIRAL GENETICS, INC.
1321 Mountain View Circle
Azusa, CA 91702

THE COMMON STOCK OF VIRAL GENETICS, INC., DESCRIBED IN THIS SUBSCRIPTION AGREEMENT (this “Agreement”) HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (“Act”), OR QUALIFIED UNDER THE STATE SECURITIES LAWS OF ANY STATE. THE SECURITIES ARE BEING SOLD IN RELIANCE ON EXEMPTIONS FROM SUCH REGISTRATION AND QUALIFICATION REQUIREMENTS. THE SECURITIES AND RIGHTS PURSUANT TO THIS AGREEMENT CANNOT BE SOLD, TRANSFERRED, ASSIGNED, OR OTHERWISE DISPOSED OF, EXCEPT IN COMPLIANCE WITH APPLICABLE FEDERAL AND STATE SECURITIES LAWS, INCLUDING REGULATION S PROMULGATED UNDER THE ACT.

ALL OFFERS AND SALE OF SAID SECURITIES BY NON-U.S. PERSONS PRIOR TO THE EXPIRATION OF A PERIOD COMMENCING ON THE DATE OF THE CLOSING OF THIS OFFERING AND ENDING ONE-YEAR THEREAFTER SHALL ONLY BE MADE IN COMPLIANCE WITH THE SAFE HARBOR CONTAINED IN REGULATION S, PURSUANT TO THE REGISTRATION PROVISIONS UNDER THE SECURITIES ACT OF 1933, OR PURSUANT TO AN EXEMPTION FROM REGISTRATION, AND ALL OFFERS AND SALES AFTER THE EXPIRATION OF THE ONE-YEAR PERIOD SHALL BE MADE ONLY PURSUANT TO REGISTRATION OR AN EXEMPTION FROM REGISTRATION.

This Agreement shall constitute the irrevocable offer of the undersigned to purchase, in the amounts and subject to the terms set forth in this Agreement, _______________ Units at a purchase price of $0.25 per Unit (each Unit consisting of one share of the Common Stock of Viral Genetics, Inc., a Delaware corporation (the “Company”) and one warrant to purchase one share of the Common Stock of the Company at a price of $0.45 per share exercisable for 3 years as per the attached Warrant Agreement). On execution by both parties, this Agreement shall become a bilateral agreement binding on both the undersigned and the Company. Each part of this Agreement must be completed by the undersigned and, by execution below, the undersigned acknowledges that it understands that the Company is relying on the accuracy and completeness hereof in complying with its obligations under applicable securities laws.

On the foregoing, it is hereby agreed as follows:

1.     SUBSCRIPTION. The undersigned hereby irrevocably subscribes for the purchase of __________________ Units of the Company. The undersigned is tendering to the Company:

(a)     one signed copy of this Agreement; and

(b)     payment in the amount of $___________________.

2.     GENERAL REPRESENTATIONS OF SUBSCRIBER. The undersigned hereby represents and warrants as follows:

(a)     The undersigned is over the age of 18 years;

(b)     The undersigned acknowledges that neither the United States Securities and Exchange Commission nor the securities commission of any state or other federal agency has made any determination as to the merits of purchasing these securities;

(c)    The undersigned has received and read the Company’s Annual Report on Form 10-KSB, as amended, for the fiscal year ended December 31, 2004, Quarterly Reports on Form 10-QSB for the quarters ended September 30, 2005, June 30, 2005, March 31, 2005, and Current Reports on Form 8-K dated April 29, 2005, June 1, 2005, August 10, 2005, and October 24, 2005, and understands the risk of an investment in the Company. The undersigned acknowledges that an investment in the Company involves high risks;

(d)    The undersigned, either alone or with the assistance of one or more advisers engaged by it, has such knowledge and experience in business and financial matters that it or they is capable of evaluating the Company, its business operations, and the risks and merits of an investment in the Company;

(e)    The undersigned has been provided with all materials and information requested by the undersigned or its representatives, including any information requested to verify any information furnished, and the undersigned has been provided the opportunity for direct communication between the Company and its representatives and the undersigned and its representatives regarding the purchase made hereby, including the opportunity to ask questions of and receive answers from the Company;

(f)    All information which the undersigned has provided to the Company or its agents or representatives concerning the undersigned’s suitability to invest in the Company is complete, accurate, and correct as of the date of the undersigned’s signature on this Agreement. Such information includes, but is not limited to, information concerning the undersigned’s personal financial affairs, business position, and the knowledge and experience of the undersigned and the undersigned’s advisers;

(g)    The undersigned has no present intention of dividing any of the securities or the rights under this Agreement with others or of reselling or otherwise disposing of any portion of the securities, either currently or after the passage of a fixed or determinable period of time or on the occurrence or nonoccurrence of any predetermined event or circumstance;

(h)   The undersigned was at no time solicited by any leaflet, public promotional meeting, circular, newspaper or magazine article, radio or television advertisement, or any other form of general advertising or solicitation in connection with the offer, sale, or purchase of the securities through this Agreement;

(i)    The undersigned has adequate means of providing for its current needs and possible contingencies and has no need now and anticipates no need in the foreseeable future, to sell any portion of the securities for which the undersigned hereby subscribes. The undersigned is able to bear the economic risks of this investment and, consequently, without limiting the generality of the foregoing, is able to hold the securities for an indefinite period of time, and has a sufficient net worth to sustain a loss of the entire investment, in the event such loss should occur; and

(j)    The undersigned acknowledges that this Agreement may be accepted or rejected in whole or in part by the Company and that, to the extent the subscription may be rejected, the accompanying subscription payment may be refunded without payment of interest and without deduction of expenses.

3.     REPRESENTATIONS REGARDING EXEMPTIONS AND RESTRICTIONS ON TRANSFER. The undersigned represents that the securities are being acquired without a view to, or for, resale in connection with any distribution of the securities or any interest therein without registration or other compliance under the Act, and that the undersigned has no direct or indirect participation in any such undertaking or in the underwriting of such an undertaking. The undersigned understands that the securities have not been registered, but are being acquired by reason of a specific exemption under the Act as well as under certain state statutes for transactions by an issuer not involving any public offering and that any disposition of the securities may, under certain circumstances, be inconsistent with this exemption and may make the undersigned an “underwriter” within the meaning of the Act. The undersigned acknowledges that the securities must be held and may not be sold, transferred, or otherwise disposed of for value unless they are subsequently registered under the Act or an exemption from such registration is available. The Company is under no obligation to register the securities under the Act or under Section 12 of the Securities Exchange Act of 1934, as amended, except as may be expressly agreed to by it in writing. The certificates representing the securities will bear a legend restricting transfer, except in compliance with applicable federal and state securities statutes.

4.     REPRESENTATIONS AND COVENANTS PERTAINING TO OFFSHORE TRANSACTIONS ONLY.  The following representations and covenants pertain only to offers and sales to non-U.S. Persons within the meaning of Regulation S.

(a)     Offshore Transaction. The undersigned represents to the Company, and agrees with the Company, as follows:

(i)    The undersigned is not a U.S. person as that term is defined under Regulation S.

(ii)    The undersigned is outside the United States as of the date of the execution and delivery of this Agreement.

(iii)    The undersigned is purchasing the securities for its own account and not on behalf of any U.S. person, and the undersigned is the sole beneficial owner of the securities, and has not pre-arranged any sale with purchasers in the United States.

(iv)    The undersigned acknowledges that the securities have not been registered under the Act and agrees that all offers and sale of the securities prior to the expiration of a period commencing on the date of the closing of this offering by the Company and ending one-year thereafter shall only be made in compliance with the safe harbor contained in Regulation S, pursuant to the registration provisions under the Act, or pursuant to an exemption from registration, and all offers and sales after the expiration of the one-year period shall be made only pursuant to such registration or to such exemption from registration. The undersigned acknowledges that the securities are “restricted securities” within the meaning of Rule 144 under the Act. The undersigned acknowledges that the Company is under no obligation to register the securities.

(v)    The undersigned understands that in the view of the Securities and Exchange Commission the statutory basis for the exemption claimed for this transaction would not be present if the offering of securities, although in technical compliance with Regulation S, is part of a plan or scheme to evade the registration provisions of the Act. The undersigned is acquiring the securities for investment purposes and has no present intention to sell the securities in the United States or to a U.S. Person or for the account or benefit of a U.S. Person either now or after any fixed period of time. The undersigned will not engage in any hedging transactions with respect to the securities except in compliance with the Act.

(vi)    the undersigned is not an underwriter of, or dealer in, the securities, and the undersigned is not participating, pursuant to a contractual agreement, in the distribution of the securities.

(b)      Company Representations and Covenants.

(i)    The Company is a “reporting issuer” as defined by Rule 902 of Regulation S.

(ii)    In regard to this transaction, the Company has not conducted any “directed selling efforts” as that term is defined in Rule 902 of Regulation S nor has the Company conducted any general solicitation in relation to the offer and sale of the securities to persons resident within the United States or elsewhere.

(iii)    The Company, upon the acceptance hereof, is bound to refuse to affect any transfer of the securities not made in compliance with the safe harbor contained in Regulation S, pursuant to the registration provisions under the Act, or pursuant to an exemption from registration.

5.     INDEMNITY. The undersigned hereby agrees to indemnify the Company and any person participating in the offering and to hold them harmless from and against any and all liability, damage, cost, or expense (including, but not limited to, reasonable attorney’s fees) incurred on account of or arising out of:

(a)    any inaccuracy in its declarations, representations, and warranties set forth herein or made by the undersigned to the Company in connection with its subscription;

(b)    the disposition of any portion of the securities which it will receive, contrary to its declarations, representations, and warranties set forth herein; and

(c)    any action, suit, or proceeding based on (i) the claim that said declarations, representations or warranties were inaccurate or misleading or otherwise cause for obtaining damages or redress from the Company, or (ii) the disposition of any of the securities or any part hereof.

6.     MISCELLANEOUS. The undersigned further understands, acknowledges, and agrees that:

(a)    This Agreement is registered in the name of the undersigned on the books of the Company at its principal offices, and no transfer hereof shall be valid and binding on the Company unless made at such offices by the registered holder or his attorney-in-fact duly authorized in writing. The Company may deem and treat the person in whose name this Agreement is registered as the absolute owner hereof for the purpose of receiving any securities issuable pursuant hereto and for all other purposes.

(b)    This Agreement shall be construed in accordance with and governed by the laws of the state of California.

(c)    This Agreement constitutes the entire agreement between the parties respecting the subject matter hereof.

(d)    Notwithstanding any of the representations, warranties, acknowledgments, or agreements made herein by the undersigned, the undersigned does not waive any rights granted to the undersigned under federal and state securities laws.

(e)    The undersigned will hold title to the securities as follows:

____    Community Property

____    Joint Tenants, with Right of Survivorship

____    Tenants in Common

____     Separate Property

____    Other   Single Person

(Single Person, Trust, Etc., Please Indicate)

DATEDthis ____ day of ________________________, 2005.

Tax Identification Number or Social Security Number	Type or Print Name of Subscriber(s) in exact Form to be Used on Records of the Company

Address:

Number and Street	Signature

City, State, and Postal Code

Country	Date:

ACCEPTANCE OF SUBSCRIPTION

The foregoing is hereby accepted this ___ day of _______________________, 2005.

VIRAL GENETICS, INC.

By____________________________________

Duly Authorized Officer